PLEDGE AND ASSIGNMENT AGREEMENT
                         -------------------------------


     PLEDGE AND ASSIGNMENT AGREEMENT dated as of the 2nd day of March, 2000 between RONALD M. DEFEO ("Pledgor") and TEREX CORORATION, a Delaware corporation ("Pledgee").

                              W I T N E S S E T H :

     WHEREAS, Pledgee has made a loan (the "Loan") in the amount of $3,000,000 to Pledgor and Pledgor has executed and delivered to Pledgee that certain Promissory Note (the "Promissory Note") dated as of the date hereof evidencing the Loan; and

     WHEREAS, as a condition to making the Loan Pledgee has required that Pledgee as collateral security for the Loan (i) pledge shares of common stock, par value $.01 (the "Shares"), of Terex Corporation and (ii) assign all of Pledgor's right, title and interest in and to distributions from the Terex Corporation 1999 Long Term Incentive (the "LTIP").

     NOW, THEREFORE, the parties agree as follows:

     (1) As collateral security for the due and punctual payment and performance of all indebtedness, liabilities and obligations of Pledgor to Pledgee under the Promissory Note and all of Pledgor's obligations under this Agreement and (all of the foregoing indebtedness, liabilities and obligations are hereinafter called the "Obligations"), Pledgor hereby pledges, assigns, transfers, hypothecates, delivers and sets over to Pledgee and hereby grants to Pledgee a first priority security interest in, and lien upon:

          (a) 100,000 Shares (the "Pledged Stock") owned by Pledgor and in any and all proceeds thereof and substitutions therefor, including, without limitation, any dividends, distributions and proceeds received, receivable or otherwise distributed or distributable in respect of or in exchange for the Pledged Stock, and concurrently herewith delivers to Pledgee the certificate(s) representing the Pledged Stock, together with stock powers executed in blank, to be held by Pledgee as security; and

          (b) Pledgor's right to receive any and all distributions payable to Pledgor with respect to the LTIP (the "LTIP Collateral").

     The Pledged Stock and the LTIP Collateral collectively referred to herein as the Pledged Collateral.

     (2) If Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any reclassification, increase or reduction of capital), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of the Pledged Stock, Pledgor shall accept any such instruments as Pledgee's agent, shall hold them in trust for Pledgee, and shall deliver them forthwith to Pledgee in the exact form received, with Pledgor's endorsement when necessary and/or appropriate stock powers duly executed in blank, to be held by Pledgee, subject to the terms hereof, as further collateral security for the Obligations.

     (3) At any time after the occurrence, and during the continuance of, an Event of Default (as hereinafter defined), any or all shares of the Pledged


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Stock held by Pledgee  hereunder may be registered in the name of Pledgee or his nominee. Unless and until an Event of Default shall have occurred, Pledgor shall have the right to exercise all voting, consent and corporate rights at any meeting of shareholders of Terex Corporation or otherwise included in the Pledged Stock. Upon the occurrence and during the continuance of an Event of Default, Pledgee shall have the right, without notice, in its sole discretion to exercise all voting, consent and corporate rights at any meeting of shareholders of Terex Corporation or otherwise included in the Pledged Stock and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if he were the absolute owner thereof, all without liability except to account for property actually received by Pledgee. Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing. For the purposes of this Agreement, "Event of Default" shall mean any event of default under the Promissory Note or any other breach or default of any of the Obligations.

     (4) In the event of the occurrence and during the continuance of any Event of Default, Pledgee shall have the right to require that all dividends and other distributions payable with respect to any part of the Pledged Stock be paid directly to Pledgee and to be held by Pledgee as additional security hereunder until applied to the Obligations, and, at any other time, Pledgor shall have the right to receive and retain, free and clear of the lien of this Agreement, any and all dividends and other distributions paid or payable by Terex Corporation.

     (5) In the event of the occurrence and during the continuance of any Event of Default, Pledgee may avail himself of any and all of the rights, powers and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Connecticut (as said law may be amended) and all of the rights and remedies set forth in the Promissory Note and this Agreement, and in connection therewith and/or in addition thereto, Pledgee without demand of performance or other demand, advertisement or notice of any kind to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Stock, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Stock, or any part thereof, in one or more parcels at public or private sale or sales, at any securities exchange, broker's board or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchase of all or any part of the Pledged Stock shall be required to purchase the shares constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to Pledgee, or any purchase upon any such sale or sales, whether public or private, to purchase the whole or any part of the Pledged Stock so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released.

     (6) The proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid, shall be applied as follows:

          (a) First, to the costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any and all of the Pledged Collateral or in any way relating to the rights of Pledgee hereunder, including reasonable attorneys' fees and legal expenses;

          (b) Second, to the satisfaction of the Obligations;


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          (c) Third, to the payment of any other amounts  required by applicable law (including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code); and

          (d) Fourth, to Pledgor to the extent of the surplus proceeds, if any.

     (7) Pledgor represents, warrants and covenants that:

          (a) Pledgor is the direct and beneficial owner of each share of the Pledged Collateral as of the date hereof.

          (b) All of the Pledged Collateral and all of Pledgor's right, title and interest in the Terex Corporation Deferred Compensation Plan is, and at all times for so long as the Promissory Note shall be outstanding shall continue to be, owned by Pledgor free and clear of any pledge, claim, mortgage, hypothecation, lien, charge, encumbrance or any security interest in such shares or the proceeds thereof except in the case of the Pledged Collateral for the security interest granted to Pledgee hereunder; and

          (c) This Pledge Agreement creates and grants a valid first lien on and perfected security interest in the shares of the Pledged Collateral and the proceeds thereof, subject to no prior or existing security interest, lien, charge or encumbrance or to any agreement purporting to grant to any third party a security interest in the Pledged Collateral.

          (d) Pledgor has the legal capacity, power and authority to execute and deliver the Promissory Note, this Agreement and all other documents and instruments to be delivered by Pledgor hereunder, and to consummate the transactions contemplated hereby and to take all other actions required to be taken by him pursuant to the provisions hereof, and the Promissory Note, this Agreement and all other documents and other agreements to be delivered by Pledgors hereunder are the legal, valid and binding obligations of Pledgor, enforceable against him in accordance with their respective terms.

          (e) No consent, approval, authorization or notification of, or declaration, filing or registration with, any governmental entity or third party is required on behalf of or on the part of Pledgor in connection with the execution, delivery or performance of this Agreement, or the consummation of the transactions contemplated hereby. Neither the execution and delivery of this Agreement by Pledgor nor the consummation of the transactions contemplated hereby or thereby will with or without the giving of notice, lapse of time, or both, constitute any violation or breach of or conflict with (i) any judgment, order, writ, injunction, decree, statute, rule or regulation to which Pledgor or any of his property is subject or
     (ii) any provisions of, or constitute a default under any agreement or instrument or other obligation to which Pledgor is a party or by which his assets are otherwise bound.

          (f) Pledgor hereby covenants that so long as the Obligations shall be outstanding and unpaid, in whole or in part, Pledgor will not sell, convey, transfer or otherwise dispose of any of the Pledged Collateral or any interest therein, nor will Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Collateral or the proceeds thereof other than that created hereby. Notwithstanding the foregoing, Pledgor may sell shares of Pledged Stock provided that 100% of the proceeds of any such sale are used (i) first, to prepay amounts outstanding under the Promissory Note and (ii) to pay any of the other Obligations.

          (g) Pledgor warrants and will defend Pledgee's right, title,  property

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     and security interest in and to the Pledged Stock against the claims of any person, firm, corporation or other entity.

     (8) Pledgor shall at any time and from time to time upon the written request of Pledgee, execute and deliver such further documents, including, without limitation, one or more financing statements in form reasonably satisfactory to Pledgee, and do such further acts and things as Pledgee may reasonably request in order to effect the purposes of this Pledge Agreement, including, without limitation, UCC-1 Financing Statements. Pledgor irrevocably appoints Pledgee as its attorney-in-fact (coupled with an interest) to prepare, execute and file financing statements covering the Pledged Collateral, either without the signature of Pledgor or, where Pledgor's signature is required, by signing as attorney-in-fact for Pledgor. A carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.

     (9) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder, Pledgee shall have no duty or liability to preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Stock upon surrendering it to Pledgor or in accordance with Pledgor's instructions.

     (10) No course of dealing between Pledgor and Pledgee nor any failure to exercise, nor any delay in exercising, on the part of Pledgee, any right, power or privilege hereunder or under the Promissory Note or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     (11) The rights and remedies herein provided, and provided in the Promissory Note and all agreements, instruments and documents delivered pursuant to the Promissory Note or this Agreement, are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

     (12) The provisions of this Agreement are severable, and if any clause or provisions shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other Agreement in any jurisdiction.

     (13) Any and all out-of-pocket fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses, incurred by Pledgee in connection with the enforcing, foreclosing, retaking, holding, storing, processing, selling or otherwise realizing upon the Pledged Collateral and Pledgee's security interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to the transaction to which this Agreement relates, shall be borne and paid by Pledgor on demand by Pledgee.

     (14) This Agreement and all obligations of Pledgor hereunder shall be binding upon the assigns, heirs, legal representatives of Pledgor, and shall, together with the rights and remedies of Pledgee hereunder, inure to the benefit of Pledgee and his assigns, heirs and legal representatives. Pledgor may not assign any of its rights or obligations hereunder without the consent of Pledgee.

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     (15) This Agreement shall be construed in accordance with the internal laws of the State of Connecticut without regard to principles of conflict of laws.

     (16) This Agreement or any provision hereof may only be changed, modified, amended, waived or supplemented by a writing signed by the party to be charged therewith.

     IN WITNESS WHEREOF, the parties have caused these presents to be duly executed and delivered the day and year first above written.



                                             PLEDGOR:


                                             _________________________
                                             Ronald M. DeFeo



                                             PLEDGEE:

                                             TEREX CORPORATION


                                             By:______________________
                                             Name:
                                             Title:


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